                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR. and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below,

         (1) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 and any amendments thereto;


         (2) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 333-43071) registering debt securities of the Company in an aggregate principal amount of up to $1,000,000,000 and any shares of Common Stock, par value $1 per share, of the Company (including the associated Preferred Share Purchase Rights) (collectively, the Common Stock) issuable or deliverable upon conversion or exchange of any such debt securities that are convertible into or exchangeable for Common Stock;

         (3) any and all amendments (including supplements and post-effective amendments) to

                           (a) the Registration Statement on Form S-8 registering securities to be sold under the Company's 2000 Long-Term Incentives Plan (Registration No. 333-38444);

                           (b) the Registration Statement on Form S-8 registering securities to be sold under the Company's 1995 Long-Term Incentives Plan and 1988 Long-Term Incentives Plan (Registration No. 333-17055);

                           (c) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company's Salaried Retirement Savings Plan, as amended, the Company's Retirement Savings Plan for Certain Employees, as amended, and the Company's Non-Represented Hourly Retirement Savings Plan, as amended, (Registration No. 333-17031);

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                           (d)      the Registration Statement on Form S-8
                                    registering securities to be sold pursuant to the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees, as amended (Registration No. 333-17405); and

                           (e) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company's Retirement Savings Plan for Represented Hourly Employees, as amended (Registration No. 333-89219);

         (4) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 333-24685) registering

                           (a) certain shares of Common Stock acquired or which may be acquired by permitted transferees upon the exercise of transferable options assigned or to be assigned to them by certain participants in the Company's 1988 Long-Term Incentives Plan in accordance with that Plan and

                           (b) the offer and resale by any such permitted transferee who may be deemed to be an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (an Affiliate Selling Shareowner), of Common Stock so acquired or which may be acquired by such Affiliate Selling Shareowner upon exercise of any such transferable option; and

         (5) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-8 registering securities to be sold under the Company's Directors Stock Plan (Registration No. 333-34826).

Signature                           Title                     Date
---------                           -----                     ---
/s/ Don H. Davis, Jr.               Chairman of the           November 1, 2000
---------------------------         Board and Chief
Don H. Davis, Jr.                   Executive Officer
                                    (principal executive
                                    officer)

/s/ Betty C. Alewine                Director                  November 1, 2000
---------------------------
Betty C. Alewine

/s/ George L. Argyros               Director                  November 1, 2000
---------------------------
George L. Argyros



/s/ Donald R. Beall                 Director                   November 1, 2000
---------------------------
Donald R. Beall



/s/ J. Michael Cook                 Director                   November 1, 2000
---------------------------
J. Michael Cook



/s/ William H. Gray,III             Director                  November 1, 2000
---------------------------
William H. Gray, III



/s/ William T. McCormick, Jr.       Director                  November 1, 2000
-----------------------------
William T. McCormick, Jr.



/s/ John D. Nichols                 Director                  November 1, 2000
-----------------------------
John D. Nichols




/s/ Bruce M. Rockwell               Director                  November 1, 2000
-----------------------------
Bruce M. Rockwell



/s/ Robert B. Shapiro               Director                  November 1, 2000
-----------------------------
Robert B. Shapiro



/s/ Joseph F. Toot, Jr.             Director                  November 1, 2000
-----------------------------
Joseph F. Toot, Jr.


/s/ W. Michael Barnes               Senior Vice               November 1, 2000
---------------------------         President, Finance &
W. Michael Barnes                   Planning and Chief
                                    Financial Officer
                                    (principal financial
                                    officer)


/s/ William E. Sanders              Vice President and        November 1, 2000
---------------------------         Controller (principal
William E. Sanders                  accounting officer)
